To Our Stockholders:




Please be advised that, effective July 1, 1997, Registrar and Transfer
Company has assumed Transfer Agent responsibilities for Real Silk Investments, Incorporated. Registrar and Transfer Company is also the disbursement agent for dividends. Inquiries relating to your investment may be directed as follows:

     All correspondence:   Investor Relations
                           Registrar and Transfer Company
                           10 Commerce Drive
                           Cranford, NJ 07016-3572

     Telephone Inquiries:  800-368-5948
                           908-497-2300




Sincerely,



Lorretta A. Cox
Secretary